Exhibit 10.7(a)

PLEXUS CORP.
ANNUAL BOARD OF DIRECTORS AND COMMITTEE COMPENSATION
Effective November 15, 2017

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BOARD MEMBERS AND BOARD LEADERSHIP
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Chairman Retainer	$240,000.00	USD
Board Member Retainer (all directors)	$65,000.00	USD
Lead Director Retainer	$40,000.00	USD

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COMMITTEE MEMBERS

AUDIT COMMITTEE

COMPENSATION & LEADERSHIP DEVELOPMENT COMMITTEE (“COMPENSATION COMMITTEE”)

NOMINATING & CORPORATE GOVERNANCE COMMITTEE (“NOMINATING COMMITTEE”)
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Compensation Committee Chairperson Retainer	$21,500.00	USD
Compensation Committee Member Retainer	$10,000.00	USD
Nominating Committee Chairperson Retainer	$17,250.00	USD
Nominating Committee Member Retainer	$6,250.00	USD
Audit Committee Chairperson Retainer	$27,000.00	USD
Audit Committee Member Retainer	$12,500.00	USD

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DIRECTOR EQUITY COMPENSATION
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Restricted Stock Units (“RSUs”) with a value of $120,000 (# of RSUs determined by dividing $120,000 by the 90-day average close price ending on 01 DEC each year). RSUs are subject to a one year cliff vesting from the date of grant.

Exhibit 10.7(a)

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EDUCATIONAL EXPENSE REIMBURSMENT
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Plexus will reimburse each director for the out-of-pocket cost associated with one educational seminar per year that is designed to educate directors on their obligations as directors, best practices in corporate governance, or the skills necessary to be more effective directors.

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TRAVEL EXPENSE REIMBURSEMENT
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All directors will receive reimbursement for reasonable out-of-pocket travel expenses (e.g. airfare, hotel, rental car and meals) incurred in connection with meetings and educational seminars upon providing receipts.

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RETAINER AND REIMBURSEMENT PAYMENT
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All retainers and expense reimbursements are typically paid by Plexus quarterly at the time of quarterly Board meetings.